                                                                  EXHIBIT 25-1
                                                                  ------------

                         Securities Act of 1933 File No. _________
                         (If application to determine eligibility of trustee
                         for delayed offering  pursuant to  Section 305 (b) (2))
________________________________________________________________________________
                                      _____

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ________________
                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                          SECTION 305(b)(2)___________
                               __________________

                            THE CHASE MANHATTAN BANK
                             (NATIONAL ASSOCIATION)
               (Exact name of trustee as specified in its charter)

                                   13-2633612
                     (I.R.S. Employer Identification Number)

                   1 CHASE MANHATTAN PLAZA, NEW YORK, NEW YORK
                    (Address of  principal executive offices)

                                      10081
                                   (Zip Code)
                                ________________
                   CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)
               4 CHASE METROTECH CENTER, BROOKLYN, NEW YORK  11245
                                 (718) 242-7287
            (Name address and telephone number of agent for service)

                          NORTHROP GRUMMAN CORPORATION
              (Exact  name of obligor as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation  or organization)

                                   95-1055798
                      (I.R.S. Employer Identification No.)

                             1840 CENTURY PARK EAST
                             LOS ANGELES, CALIFORNIA
                    (Address of principal  executive offices)

                                      90067
                                   (Zip Code)
                       __________________________________
                                 DEBT SECURITIES
                       (Title of the indenture securities)
________________________________________________________________________________

ITEM 1.  GENERAL INFORMATION.

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency, Washington, D.C.

          Board of Governors of The Federal Reserve System, Washington, D. C.

     (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.

  ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          The Trustee is not the obligor, nor is the Trustee directly or indirectly controlling, controlled by, or under common control with the obligor.

          (See Note on Page 2.)

ITEM 16.  LIST OF EXHIBITS.

             List below all exhibits filed as a part of this statement of eligibility.
             *1. -- A copy of the articles of association of the trustee as now in effect. (See Exhibit T-1 (Item 12), Registration No. 33-55626.)
             *2. -- Copies of the respective authorizations of The Chase Manhattan Bank (National Association) and The Chase Bank of New York (National Association) to commence business and a copy of approval of merger of said corporations, all of which documents are still in effect. (See Exhibit T-1 (Item 12), Registration No. 2-67437.)
             *3. -- Copies of authorizations of The Chase Manhattan Bank (National Association) to exercise corporate trust powers, both of which documents are still in effect. (See Exhibit T-1 (Item 12), Registration No. 2-67437).
             *4. -- A copy of the existing by-laws of the trustee. (See Exhibit T-1 (Item 12(a)), Registration No. 33-28806.)
             *5. -- A copy of each indenture referred to in Item 4, if the obligor is in default. (Not applicable).
             *6. -- The consents of United States institutional trustees required by Section 321(b) of the Act. (See Exhibit T-1, (Item 12), Registration No. 22-19019.)
              7. -- A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.


___________________

             *The Exhibits thus designated are incorporated herein by reference. Following the description of such Exhibits is a reference to the copy of the Exhibit heretofore filed with the Securities and Exchange Commission, to which there have been no amendments or changes.



                               ___________________

                                       1.

                                      NOTE

          Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base a responsive answer to Item 2 the answer to said Item is based on incomplete information.

          Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.


                                    SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, The Chase Manhattan Bank (National Association), a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and the State of New York, on the 16th day August, 1994.


                                                        THE CHASE MANHATTAN BANK

                                                          (NATIONAL ASSOCIATION)


                                                               By Valerie Dunbar
                                                                  --------------
                                                          Second Vice President



                                _________________
                                       2.

EXHIBIT 7


                              REPORT OF CONDITION
                              CONSOLIDATING DOMESTIC AND FOREIGN SUBSIDIARIES OF THE CHASE MANHATTAN BANK, N.A.

OF NEW YORK IN THE STATE OF NEW YORK, AT THE CLOSE OF BUSINESS ON MARCH 31, 1994, PUBLISHED IN RESPONSE TO CALL MADE BY COMPTROLLER OF THE CURRENCY, UNDER TITLE 12, UNITED STATES CODE, SECTION 161.

CHARTER NUMBER 02370
COMPTROLLER OF THE CURRENCY NORTHEASTERN DISTRICT
STATEMENT OF RESOURCES AND LIABILITIES

                        ASSETS                                         THOUSANDS
                                                                      OF DOLLARS
CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS:
NONINTEREST-BEARING BALANCES AND CURRENCY AND COIN                    $4,591,256
INTEREST-BEARING BALANCES                                              5,173,036
HELD-TO-MATURITY SECURITIES                                              547,237
AVAILABLE-FOR-SALE SECURITIES                                          5,871,767

FEDERAL FUNDS SOLD AND SECURITIES PURCHASED UNDER AGREEMENTS TO
RESELL IN DOMESTIC OFFICES OF THE BANK AND OF ITS EDGE AND AGREEMENT
SUBSIDIARIES.
AND IN IBFS:
FEDERAL FUNDS SOLD.                                                    3,277,510
SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL                           40,431
LOANS AND LEASE FINANCING RECEIVABLES:
LOANS AND LEASES. NET OF UNEARNED INCOME                             $51,008,579
LESS: ALLOWANCE FOR LOAN AND LEASE LOSSES                              1,079,989
LESS: ALLOCATED TRANSFER RISK RESERVE                                          0
                                                                      ----------
LOANS AND LEASES, NET OF UNEARNED INCOME, ALLOWANCE, AND RESERVE      49,928,590

ASSETS HELD IN TRADING ACCOUNTS                                       15,548,982
PREMISES AND FIXED ASSETS (INCLUDING CAPITALIZED LEASES)               1,626,241
OTHER REAL ESTATE OWNED                                                1,082,804
INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES AND ASSOCIATED COMPANIES       64,040
CUSTOMERS' LIABILITY TO THIS BANK ON ACCEPTANCES OUTSTANDING             799,111
INTANGIBLE ASSETS                                                        359,509
OTHER ASSETS                                                           4,865,124
                                                                     -----------
TOTAL ASSETS                                                         $93,775,638

LIABILITIES
DEPOSITS:
IN DOMESTIC OFFICES                                                  $31,058,916
NONINTEREST-BEARING                                                  $11,004,911
INTEREST-BEARING                                                     $20,054,005
IN FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES, AND IBFS         32,442,645
NONINTEREST-BEARING                                                   $2,882,103
INTEREST-BEARING                                                      29,560,542

FEDERAL FUNDS PURCHASED AND SECURITIES SOLD UNDER AGREEMENTS TO
REPURCHASE IN DOMESTIC OFFICES OF THE BANK AND OF ITS EDGE AND
AGREEMENT SUBSIDIARIES, AND IN IBF'S:
FEDERAL FUNDS PURCHASED                                                2,257,218
SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE                            55,951
DEMAND NOTES ISSUED TO THE U.S. TREASURY                                 500,000
TRADING LIABILITIES                                                   10,215,151
OTHER BORROWED MONEY:
WITH ORGINIAL MATURITY OF ONE YEAR OR LESS                             2,318,773
WITH ORGINIAL MATURITY OF MORE THAN ONE YEAR                             662,234
MORTGAGE INDEBTEDNESS AND OBLIGATIONS UNDER CAPITALIZED LEASES            41,168
BANK'S LIABILITY ON ACCEPTANCES, EXECUTED AND OUTSTANDING                809,183
SUBORDINATED NOTES AND DEBENTURES                                      2,360,000
OTHER LIABILITIES                                                      4,643,166
TOTAL LIABILITIES                                                    $87,364,405

LIMITED-LIFE PREFERRED STOCK AND RELATED SURPLUS                               0

EQUITY CAPITAL
PERPETUAL PREFERRED STOCK AND RELATED SURPLUS                                  0
COMMON STOCK                                                            $911,914
SURPLUS                                                                4,390,954
UNDIVIDED PROFITS AND CAPITAL RESERVES                                 1,123,632
NET UNREALIZED GAINS ON AVAILABLE-FOR -SALE SECURITIES                  (26,509)
CUMULATIVE FOREIGN CURRENCY TRANSLATION ADJUSTMENTS                       11,242
TOTAL EQUITY CAPITAL                                                   6,411,233
TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK, AND EQUITY CAPITAL  $93,775,638

I, LESTER J. STEPHENS, JR., SENIOR VICE PRESIDENT AND CONTROLLER OF THE ABOVE NAMED BANK DO HEREBY DECLARE THAT THIS REPORT OF CONDITION IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.

(SIGNED) LESTER J. STEPHENS, JR.

WE THE UNDERSIGNED DIRECTORS, ATTEST TO THE CORRECTNESS OF THIS STATEMENT OF RESOURCES AND LIABILITIES. WE DECLARE THAT IT HAS BEEN EXAMINED BY US, AND TO THE BEST OF OUR KNOWLEDGE AND BELIEF HAS BEEN PREPARED IN CONFORMANCE WITH THE INSTRUCTIONS AND IS TRUE AND CORRECT.

(SIGNED) THOMAS G. LABRECQUE
(SIGNED) ARTHUR F. RYAN DIRECTORS
(SIGNED) RICHARD J. BOYLE


3.